CREATIVE APP SOLUTIONS, INC.

WRITTEN CONSENT TO ACTION WITHOUT MEETING OF THE BOARD OF DIRECTORS

OF

CREATIVE APP SOLUTIONS, INC.

A Nevada Corporation Dated: August 26, 2013

The undersigned, being all the Directors of CREATIVE APP SOLUTIONS, INC., a Nevada Corporation, hereby execute this written consent to action, as provided by Section 78.315 of the Nevada Revised Statutes and in lieu of a formal meeting. The undersigned hereby waive, pursuant to Section 78.375 of the Nevada Revised Statutes and Article III , Section 14 of the By laws, all requirements of notice, including notice of purpose, whether contained in the Nevada Constitution , Nevada Revised Statutes or the By-laws of this Corporation , and do hereby adopt the following resolutions:

WHEREAS, on August 26, 201 3, Mr. Ryan Faught submitted his letter of resignation as President, CEO and Director to the Company; and

WHEREAS, on August 26, 201 3, Mr. Matthew Lane submitted his letter of resignation as Secretary of the Company; be it

RESOLVED , the Board of Directors (the "Board") of Creative App Solutions, Inc., accepts the resignation of Mr. Ryan Faught as President , CEO and Director of the Company, effective immediately; and be it

FURTHER RESOLVED, the Board accepts the resignation of Mr. Matthew Lane as Secretary and Treasurer of the Company, effective immediately; and be it

FURTHER RESOLVED, that the Board of Directors appoint Mr. Darin Pastor to the position of Chief Executive Officer ("CEO"), Secretary, Treasurer, and Chairman of the Board of the Company; and be it

FURTHER RESOLVED, that the Board of Directors appoint Mr. George Schneider to the positions of President Chief Investment Officer ("CIO"), and a Director of the Company; and be it

AUTHORIZATION OF CORPORATE ACTION

Creative App Solutions, Inc. - Resignation of Faught & Lane	August 26, 2013

RESOLVED THAT each officer of the Corporation is hereby authorized and directed to do and perform , or cause to be done and performed , al l such acts, deeds and things and to make, execute and deliver, or cause to be made, executed and delivered, all such agreements, undertakings , documents, instruments or certificates in the name and on behalf of the Corporation or otherwise as each such officer may deem necessary or appropriate to effectuate or carry out fully the purpose and intent of the foregoing resolutions and any of the transactions contemplated thereby.

All actions heretofore taken by any director or officer of the Corporation in connection with any matter referred to in the foregoing resolutions are hereby approved, ratified and confirmed in all respects .

The secretary and any assistant secretary of the Corporation or any other officer of the Corporation , is hereby authorized to certify and deliver, to any person to whom such certification and delivery may be deemed necessary or appropriate in the opinion of such officer, a true copy of the foregoing resolutions .

APPROVAL

Dated: August 26, 2013

/s/ Darin Pastor

Darin Pastor, Chairman

/s/ George Schneider

George Schneider, Director

IN WITNESS WHEREOF:	/s/ Darin Pastor
Darin Pastor, Secretary

The following is appended hereto:

•	Resignation Letter of Ryan Faught - dated August 26, 2013
•	Resignation Letter of Matthew Lane - dated August 26, 201 3

Creative App Solutions, Inc. - Resignation of Faught & Lane	August 26, 2013

AGREEMENT

This Agreement ("Agreement") is made by and between Matthew Lane ("Employee") and Creative App Solutions, Inc., a Nevada corporation (the "Company) (hereinafter collectively "the parties").

WHEREAS, Employee is employed by the Company as Secretary and Treasurer; and

WHEREAS, the parties acknowledge it is in their individual and mutual best interests for Employee to terminate his services as an officer and employee of the Company effective August 26, 2013 and to resign as Secretary of the Company effective August 26, 2013; and

WHEREAS, the parties wish to define the terms and conditions of Employee's resignation and separation from employment with the Company;

Now, THEREFORE, in exchange for and in consideration of the following mutual covenants and promises, the undersigned parties, intending to be legally bound, hereby agree as follows:

1. Retirement. Employee agrees to terminate his employment with the Company effective August 26, 2013 ("Termination Date"). On the Termination Date, Employee's employment with the Company and all further compensation, remuneration and eligibility of Employee under Company benefit plans shall terminate, except as otherwise provided in this Agreement or by applicable law.

2. Resignations. Employee hereby resigns as an officer of the company, effective August 26, 2013.

3. Termination of Employment Agreement and Cancellation of Matthew Lane shares.

(a)	Employee hereby tenders to Company all 20,000 outstanding shares of common stock held by Employee in Company,

(b)	The Employment by and between the Employee and the Company shall terminate effective August 26, 2013.

4. Cooperation, Non-Disparagement, and Indemnity. Neither the Employee nor the officers of the Company shall state or otherwise publish anything about the other party which would adversely affect the reputation, image or business relationships and goodwill of the other party in its/his market and community at large, except as required by law. Employee shall fully cooperate with the Company in defense of legal claims asserted against the Company, and other matters, which require the Employee's testimony or input regarding knowledge gained during the course of his employment. The Company agrees to reimburse Employee for reasonable costs and expenses incurred as a result thereof. Employee agrees that he will not speak or communicate with any party or representative of any party, who is known to Employee to be either adverse to the Company in litigation or administrative proceedings or to have threatened to commence litigation legal action, unless given express permission to do so by the Company, or is otherwise compelled by law to do so, and then only after advance notice to the Company. Additionally, for a period of one year following the Termination Date, Employee agrees to be bound by and follow the same standards and duty of loyalty to the Company as are required of the Company's employees and officers, except that Employee may engage in other employment and related activities. The Company agrees to indemnify Employee for liabilities and costs incurred by Employee by reason of his employment with the Company, on the same basis as it does in similar circumstances with other employees and officers.

5. Release of All Claims.

(a) Release of Company by Employee. In consideration of the receipt of the sums and covenants stated herein, Employee does hereby, on behalf of himself, his heirs, administrators, executors, agents, and assigns, forever release, requite, and discharge the Company and its agents, parents, subsidiaries, affiliates, divisions, officers, directors, employees, predecessors, successors, and assigns ("Released Parties"), from any and all charges, claims, demands, judgments, actions causes of action, damages, expenses, costs, attorney's fees, and liabilities of any kind whatsoever, whether known or unknown, vested or contingent, in law, equity or otherwise, which Employee has ever had, now has, or may hereafter have against said Released Parties for or on account of any matter, cause or thing whatsoever which has occurred prior to the date of this signing this Agreement. This release of claims includes, without limitation of the generality of the foregoing, any and all claims which are related to Employee's employment with the Company and his retirement from his officer position and his employment on August 26, 2013; and may and all rights which Employee has or may have had under the following laws: Title VII of the Civil Rights Act of 1964, as amended by the Equal Employment Opportunity Act of 1972, the Civil Rights Act of 1991; the Employee Retirement income Security Act, 29 U.S.C Section. 1001 et seq.; the Americans With Disabilities Act; the Age Discrimination in Employment Act, as amended; and all other federal, state, and local statutes, regulations or public policies, as well as the laws of contract, torts, and all other subjects; provided, however, that nothing herein shall be deemed to affect any rights of Employee under this Agreement or to restricted shares; and provided further that nothing herein shall be deemed to affect any rights of Employee to indemnity for liabilities incurred for acts taken in good faith in the course and scope of employment with the Company which acts are otherwise covered under the terms and conditions of Directors and Officers liability insurance maintained by Company during the employment of Employee.

(b) Release of Employee by Company. The Company does hereby, on behalf of itself and its agents, parents, subsidiaries, affiliates, divisions, officers, directors, employees, predecessors, successors and assigns, forever release, requite, and discharge the Employee and his immediate family members, heirs, administrators, executors, attorneys, agents and assigns, from any and all charges, claims, demands, judgments, actions, causes of action, damages, expenses, costs, attorneys' fees, and liabilities of any kind whatsoever, whether known or unknown, vested or contingent, in law, equity or otherwise, which the Company ever had, now has, or may hereafter have against Employee for or on account of any matter, cause or thing whatsoever which has occurred prior to the date of Employee's signing this Agreement; provided, however, that nothing herein shall be deemed to release or affect any rights of the Company pursuant to this Agreement.

6. Complete and Absolute Defense. This Agreement constitutes, among other things, a full and complete release of any and all claims released by either party, and it is the intention of the parties hereto that this Agreement is and shall be a complete and absolute defense to anything released hereunder. The parties expressly knowingly waive their respective rights to assert any claims against the other which are released hereunder, and covenant not to sue the other party or Released Parties based upon any claims released hereunder. The parties further represent and warrant that no changes, claims, or suits, of any kind have been filed by either against the other as of the date of this Agreement.

7. Non-Admission. It is understood that this Agreement is, among other things, an accommodation of the desires of each party, and the above-mentioned payments and covenants are not, and should not be construed as, an admission or acknowledgment by either party of any liability whatsoever to the other party or any other person or entity.

8. Knowing and Voluntary Execution. Each of the parties hereto further states represents that he or it has carefully read the foregoing Agreement and knows the contents thereof, and that he or it has executed the same as his or its own free act and deed. Employee further acknowledges that he has been and is hereby advised to consult with an attorney concerning this Agreement and that he had adequate opportunity to seek the advice of legal counsel in connection with this Agreement. Employee also acknowledges that he has had the opportunity to ask questions about each and every provision of this Agreement and that he fully understands the effect of the provisions contained herein upon his legal rights.

9. Executed Counterparts. This Agreement may be executed in one or more counterparts, and any executed copy of this Agreement shall be valid and have the same force and effect as the originally executed Agreement.

10. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada.

11. Modification. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Employee and the Company.

12. Assignability. Employee's obligations and agreements under this Agreement shall be binding on the Employee’s heirs, executors, legal representatives and assigns and shall insure to the benefits of any successors and assigns of the Company. The Company may assign this Agreement or any of its rights or obligations arising hereunder to any party, as part of a sale of its assets or other similar change of control.

13. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto in respect of the subject matter hereof, and this Agreement supersedes all prior contemporaneous agreements between the parties hereto in connections with the subject matter hereof.

14. Further Assurances. The parties mutually agree to execute and deliver such additional documents as is reasonably necessary to give full force and effect to this Agreement.

IN WITNESS WHEROF, the undersigned have executed this Agreement as of the 26th day of August 2013.

EMPLOYEE:

/s/Matthew Lane

__________________________________

Matthew Lane

Company:

Creative App Solutions, Inc., a Nevada Corporation

By: /s/ Darin Pastor

Darin Pastor, CEO

AGREEMENT

This Agreement ("Agreement") is made by and between Ryan Faught ("Employee") and Creative App Solutions, Inc., a Nevada corporation (the "Company) (hereinafter collectively "the parties").

WHEREAS, Employee is employed by the Company as Secretary and Treasurer; and

WHEREAS, the parties acknowledge it is in their individual and mutual best interests for Employee to terminate his services as an officer and employee of the Company effective August 26, 2013 and to resign as Secretary of the Company effective August 26, 2013; and

WHEREAS, the parties wish to define the terms and conditions of Employee's resignation and separation from employment with the Company;

Now, THEREFORE, in exchange for and in consideration of the following mutual covenants and promises, the undersigned parties, intending to be legally bound, hereby agree as follows:

1. Retirement. Employee agrees to terminate his employment with the Company effective August 26, 2013 ("Termination Date"). On the Termination Date, Employee's employment with the Company and all further compensation, remuneration and eligibility of Employee under Company benefit plans shall terminate, except as otherwise provided in this Agreement or by applicable law.

2. Resignations. Employee hereby resigns as an officer of the company, effective August 26, 2013.

3. Termination of Employment Agreement and Cancellation of Ryan Faught shares.

(a)	Employee hereby tenders to Company all 4,000,000 outstanding shares of common stock held by Employee in Company,

(b)	The Employment by and between the Employee and the Company shall terminate effective August 26, 2013.

4. Cooperation, Non-Disparagement, and Indemnity. Neither the Employee nor the officers of the Company shall state or otherwise publish anything about the other party which would adversely affect the reputation, image or business relationships and goodwill of the other party in its/his market and community at large, except as required by law. Employee shall fully cooperate with the Company in defense of legal claims asserted against the Company, and other matters, which require the Employee's testimony or input regarding knowledge gained during the course of his employment. The Company agrees to reimburse Employee for reasonable costs and expenses incurred as a result thereof. Employee agrees that he will not speak or communicate with any party or representative of any party, who is known to Employee to be either adverse to the Company in litigation or administrative proceedings or to have threatened to commence litigation legal action, unless given express permission to do so by the Company, or is otherwise compelled by law to do so, and then only after advance notice to the Company. Additionally, for a period of one year following the Termination Date, Employee agrees to be bound by and follow the same standards and duty of loyalty to the Company as are required of the Company's employees and officers, except that Employee may engage in other employment and related activities. The Company agrees to indemnify Employee for liabilities and costs incurred by Employee by reason of his employment with the Company, on the same basis as it does in similar circumstances with other employees and officers.

5. Release of All Claims.

(a) Release of Company by Employee. In consideration of the receipt of the sums and covenants stated herein, Employee does hereby, on behalf of himself, his heirs, administrators, executors, agents, and assigns, forever release, requite, and discharge the Company and its agents, parents, subsidiaries, affiliates, divisions, officers, directors, employees, predecessors, successors, and assigns ("Released Parties"), from any and all charges, claims, demands, judgments, actions causes of action, damages, expenses, costs, attorney's fees, and liabilities of any kind whatsoever, whether known or unknown, vested or contingent, in law, equity or otherwise, which Employee has ever had, now has, or may hereafter have against said Released Parties for or on account of any matter, cause or thing whatsoever which has occurred prior to the date of this signing this Agreement. This release of claims includes, without limitation of the generality of the foregoing, any and all claims which are related to Employee's employment with the Company and his retirement from his officer position and his employment on August 26, 2013; and may and all rights which Employee has or may have had under the following laws: Title VII of the Civil Rights Act of 1964, as amended by the Equal Employment Opportunity Act of 1972, the Civil Rights Act of 1991; the Employee Retirement income Security Act, 29 U.S.C Section. 1001 et seq.; the Americans With Disabilities Act; the Age Discrimination in Employment Act, as amended; and all other federal, state, and local statutes, regulations or public policies, as well as the laws of contract, torts, and all other subjects; provided, however, that nothing herein shall be deemed to affect any rights of Employee under this Agreement or to restricted shares; and provided further that nothing herein shall be deemed to affect any rights of Employee to indemnity for liabilities incurred for acts taken in good faith in the course and scope of employment with the Company which acts are otherwise covered under the terms and conditions of Directors and Officers liability insurance maintained by Company during the employment of Employee.

(b) Release of Employee by Company. The Company does hereby, on behalf of itself and its agents, parents, subsidiaries, affiliates, divisions, officers, directors, employees, predecessors, successors and assigns, forever release, requite, and discharge the Employee and his immediate family members, heirs, administrators, executors, attorneys, agents and assigns, from any and all charges, claims, demands, judgments, actions, causes of action, damages, expenses, costs, attorneys' fees, and liabilities of any kind whatsoever, whether known or unknown, vested or contingent, in law, equity or otherwise, which the Company ever had, now has, or may hereafter have against Employee for or on account of any matter, cause or thing whatsoever which has occurred prior to the date of Employee's signing this Agreement; provided, however, that nothing herein shall be deemed to release or affect any rights of the Company pursuant to this Agreement.

6. Complete and Absolute Defense. This Agreement constitutes, among other things, a full and complete release of any and all claims released by either party, and it is the intention of the parties hereto that this Agreement is and shall be a complete and absolute defense to anything released hereunder. The parties expressly knowingly waive their respective rights to assert any claims against the other which are released hereunder, and covenant not to sue the other party or Released Parties based upon any claims released hereunder. The parties further represent and warrant that no changes, claims, or suits, of any kind have been filed by either against the other as of the date of this Agreement.

7. Non-Admission. It is understood that this Agreement is, among other things, an accommodation of the desires of each party, and the above-mentioned payments and covenants are not, and should not be construed as, an admission or acknowledgment by either party of any liability whatsoever to the other party or any other person or entity.

8. Knowing and Voluntary Execution. Each of the parties hereto further states represents that he or it has carefully read the foregoing Agreement and knows the contents thereof, and that he or it has executed the same as his or its own free act and deed. Employee further acknowledges that he has been and is hereby advised to consult with an attorney concerning this Agreement and that he had adequate opportunity to seek the advice of legal counsel in connection with this Agreement. Employee also acknowledges that he has had the opportunity to ask questions about each and every provision of this Agreement and that he fully understands the effect of the provisions contained herein upon his legal rights.

9. Executed Counterparts. This Agreement may be executed in one or more counterparts, and any executed copy of this Agreement shall be valid and have the same force and effect as the originally executed Agreement.

10. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada.

11. Modification. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Employee and the Company.

12. Assignability. Employee's obligations and agreements under this Agreement shall be binding on the Employee’s heirs, executors, legal representatives and assigns and shall insure to the benefits of any successors and assigns of the Company. The Company may assign this Agreement or any of its rights or obligations arising hereunder to any party, as part of a sale of its assets or other similar change of control.

13. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto in respect of the subject matter hereof, and this Agreement supersedes all prior contemporaneous agreements between the parties hereto in connections with the subject matter hereof.

14. Further Assurances. The parties mutually agree to execute and deliver such additional documents as is reasonably necessary to give full force and effect to this Agreement.

IN WITNESS WHEROF, the undersigned have executed this Agreement as of the 26th day of August 2013.

EMPLOYEE:

/s/ Ryan Faught

__________________________________

Ryan Faught

Company:

Creative App Solutions, Inc., a Nevada Corporation

By: /s/ Darin Pastor

Darin Pastor, CEO

/